Return to 10-Q

Exhibit 10.1
AMENDMENT NO. 9
TO TRADEMARK LICENSE AND TECHNICAL ASSISTANCE AGREEMENT

This Amendment No. 9, dated October 24, 2007, is to the Trademark License and Technical Assistance Agreement, dated January 15, 1998, by and between Latitude Licensing Corp. (“Licensor”) and I.C. Isaacs & Company L.P. (“Licensee”), as previously amended by Amendment No. 1 on November 12, 1998, Amendment No. 2 on June 21, 2000, Amendment No. 3 on May 31, 2001, Amendment No. 4 on October 2, 2002, Amendment No. 5 on March 31, 2003, Amendment No. 6 on October 29, 2003, Amendment No. 7 on December 16, 2004 and Amendment No. 8 on March 29, 2006 (as amended, the “Agreement”).  Capitalized terms used herein have the meaning ascribed to them in the Agreement unless otherwise indicated.

WHEREAS, the parties therefore wish to extend the term and scope of the Agreement and to provide for certain fees as set forth herein.

NOW, THEREFORE, for good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties agree to amend the Agreement as follows:

1.           Section 2 — Term and Territory

Section 2.1 of the Agreement, relating to the term and territory, is hereby amended by adding to the last sentence thereof the following words:

“and, thereafter, for an additional term of three (3) years commencing January 1, 2012 and ending December 31, 2014”

2.	Section 5 — Royalties

Section 5.5 of the Agreement, is hereby amended by adding the following to the Minimum Royalties table set forth therein:

Calendar Year	Minimum Royalties
2012	$3,000,000
2013	$3,000,000
2014	$3,000,000

3.	Effective Date

This Amendment No. 9 shall be effective as of the date first written above.

4.	Full Force and Effect

Except as expressly amended by this Amendment No. 9, the Agreement shall continue in full force and effect.

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IN WITNESS WHEREOF, the parties, by their duly authorized representatives, have executed this Amendment No. 9 as of the dates indicated below.

LATITUDE LICENSING CORP.	I.C. ISAACS & COMPANY L.P.

By: /s/ Serge J. Massat Name: Serge J. Massat Title: Secretary Date: October 31, 2007	By: /s/ Robert S. Stec Name: Robert S. Stec Title: Chief Executive Officer Date: November 8, 2007

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